                                                                     EXHIBIT a.2

                             LETTER OF TRANSMITTAL
                      To Accompany Shares of Common Stock
           (Including the Associated Preferred Stock Purchase Rights)

                                       of

                        Browning-Ferris Industries, Inc.
                   Tendered Pursuant to the Offer to Purchase
                            Dated September 4, 1997

             THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL
          EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON WEDNESDAY,
                 OCTOBER 1, 1997, UNLESS THE OFFER IS EXTENDED.

            TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, Depositary

                       By Mail:                                        By Overnight Courier:
       First Chicago Trust Company of New York                First Chicago Trust Company of New York
                 Tenders & Exchanges                                    Tenders & Exchanges
                    P.O. Box 2569                                    14 Wall Street, 8th Floor
                      Suite 4660                                          Suite 4680 - BFI
          Jersey City, New Jersey 07303-2569                          New York, New York 10005

                                    By Hand:
                    First Chicago Trust Company of New York
                              Tenders & Exchanges
                        c/o The Depository Trust Company
                            55 Water Street DTC TAD
                        Vietnam Veterans Memorial Plaza
                            New York, New York 10041

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON                                  SHARES TENDERED
  CERTIFICATE(S))                                                       (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
                                                                TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificate delivered to the
    Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used if certificates are to be forwarded herewith or if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or Philadelphia Depository Trust Company ("PDTC") (hereinafter collectively referred to as the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Company or to a Book-Entry Transfer Facility does not constitute a valid delivery.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Tendering Institution
--------------------------------------------------------------------------------

Check Applicable Box:  [ ] DTC  [ ] PDTC

Account No.
--------------------------------------------------------------------------------

Transaction Code No.
--------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

Name(s) of Tendering Stockholder(s)
--------------------------------------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery
-------------------------------------------------------------------------------

Name of Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

If delivery is by book-entry transfer:
  Name of Tendering Institution
--------------------------------------------------------------------------------

Check Applicable Box:  [ ] DTC  [ ] PDTC

Account No.
--------------------------------------------------------------------------------

Transaction Code No.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Browning-Ferris Industries, Inc., a Delaware corporation (the "Company"), the above-described shares of its Common Stock, par value $.16 2/3 per share (the "Shares") (including the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement, dated as of June 1, 1988, as amended, between the Company and First Chicago Trust Company of New York, as the Rights Agent), pursuant to the Company's offer to purchase up to 15,000,000 Shares at a price per Share hereinafter set forth, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 4, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer"). Unless the context otherwise requires, all references to Shares shall include the associated Rights.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after September 4, 1997 (collectively, "Distributions")) and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Shares and all Distributions for registration and transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions and that, when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (a) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (b) the tender of such Shares complies with Rule 14e-4. The Company's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned understands that the Company will determine a single per Share price (not greater than $39.00 nor less than $34.00 per Share) (the "Purchase Price") that it will pay for Shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of Shares so tendered and the prices specified by tendering stockholders. The undersigned understands that the Company will select the Purchase Price that will enable it to purchase 15,000,000 Shares (or such lesser number of Shares as are validly tendered at prices not greater than $39.00 nor less than $34.00 per Share) pursuant to the Offer. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 or 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer. The undersigned also understands that unless the Rights are redeemed or become separately transferable in accordance with their terms, by tendering Shares the undersigned will also be tendering the associated Rights and that no separate consideration will be paid for such Rights.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Company does not accept for payment any of the Shares so tendered.

                          PRICE (IN DOLLARS) PER SHARE

                       AT WHICH SHARES ARE BEING TENDERED
                              (SEE INSTRUCTION 5)
 CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, OR IF NO BOX IS CHECKED,
                      THERE IS NO PROPER TENDER OF SHARES.
--------------------------------------------------------------------------------
              SHARES TENDERED AT PRICE DETERMINED BY DUTCH AUCTION

[ ] The undersigned wants to maximize the chance of having Browning-Ferris Industries, Inc. purchase all the Shares the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this ONE box INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders Shares and is willing to accept the Purchase Price resulting from the Dutch auction tender process. This action will result in receiving a price per Share of as low as $34.00 or as high as $39.00.

                   --------------------------------------- OR
                    ---------------------------------------

               SHARES TENDERED AT PRICE DETERMINED BY STOCKHOLDER

     By checking ONE of the boxes below INSTEAD OF THE BOX ABOVE, the undersigned hereby tenders Shares at the price checked. This action could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price checked. A stockholder who desires to tender Shares at more than one price must complete a separate Letter of Transmittal for each price at which Shares are tendered. The same Shares cannot be tendered at more than one price.

     Price (in dollars) per Share at which Shares are being tendered:

      [ ] $34.00        [ ] $35.00        [ ] $36.00        [ ] $37.00        [ ] $38.00        [ ] $39.00
      [ ] $34.125       [ ] $35.125       [ ] $36.125       [ ] $37.125       [ ] $38.125
      [ ] $34.25        [ ] $35.25        [ ] $36.25        [ ] $37.25        [ ] $38.25
      [ ] $34.375       [ ] $35.375       [ ] $36.375       [ ] $37.375       [ ] $38.375
      [ ] $34.50        [ ] $35.50        [ ] $36.50        [ ] $37.50        [ ] $38.50
      [ ] $34.625       [ ] $35.625       [ ] $36.625       [ ] $37.625       [ ] $38.625
      [ ] $34.75        [ ] $35.75        [ ] $36.75        [ ] $37.75        [ ] $38.75
      [ ] $34.875       [ ] $35.875       [ ] $36.875       [ ] $37.875       [ ] $38.875

                                    ODD LOTS
                              (SEE INSTRUCTION 9)

     This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially an aggregate of fewer than 100 Shares as of the close of business on September 3, 1997.

     The undersigned either (check one box):

[ ] was the beneficial owner of an aggregate of fewer than 100 Shares (including Shares held in the Reinvestment Plan (as such term is defined in the Offer to Purchase)) as of the close of business on September 3, 1997, all of which are being tendered, or

[ ]  is a broker, dealer, commercial bank, trust company or other nominee that
     (a) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (b) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially an aggregate of fewer than 100 Shares (including Shares held in the Reinvestment Plan and Stock Ownership and Savings Plan) as of the close of business on September 3, 1997 and is tendering all of such Shares.

                       DIVIDEND REINVESTMENT PLAN SHARES
                              (SEE INSTRUCTION 13)

     This section is to be completed ONLY if Shares held in the Reinvestment Plan are to be tendered.

[ ] By checking this box, the undersigned represents that the undersigned is a participant in the Reinvestment Plan and hereby tenders the following number of Shares held in the Reinvestment Plan account of the undersigned:

                           ------------------ Shares*

* The undersigned understands and agrees that all Shares held in the Reinvestment Plan account(s) of the undersigned will be tendered if the above box is checked and the space above is left blank. Shares attributable to the Company's dividend of $.19 per Share to be paid on October 6, 1997 to holders of Shares of record on September 19, 1997 will not be eligible to be tendered. See Instruction 13 to this Letter of Transmittal.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.
Issue    [ ] check and/or  [ ] certificate(s) to:

Name
------------------------------------------

         ---------------------------------------------------
                                 (Please Print)

Address
------------------------------------------

         ---------------------------------------------------
                               (Include Zip Code)

----------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

Mail    [ ] check and/or  [ ] certificates to:

Name
------------------------------------------

         ---------------------------------------------------
                                 (Please Print)

Address
------------------------------------------

         ---------------------------------------------------
                               (Include Zip Code)

                               CONDITIONAL TENDER

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of the Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless at least such minimum number of Shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

     Minimum number of Shares that must be purchased, if any are purchased:

                           ------------------ Shares

                                   SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

*                                                                              *
 ------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

*                                                                              *
 ------------------------------------------------------------------------------

Dated
------------------------------------ , 1997

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

--------------------------------------------------------------------------------

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
--------------------------------------------------------------------------------

Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Name of Firm
--------------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------------

Dated
------------------------------------------------------ , 1997

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States which is a participant in an approved Signature Guarantee Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in one of the Book-Entry Transfer Facilities whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on this Letter of Transmittal on or prior to the Expiration Date (as defined in the Offer to Purchase). Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at one of the Book-Entry Transfer Facilities of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Depositary within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

     Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. Fractional Shares will be purchased, unless proration of tendered Shares is required (in which case only fractional Shares held by participants in the Reinvestment Plan (as such term is defined in the Offer to Purchase) will be purchased). See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. For Shares to be validly tendered by this Letter of Transmittal, the stockholder must either:

          (a) check the box under "Shares Tendered at Price Determined by Dutch Auction"; OR

          (b) check the box indicating the price per Share at which he is tendering Shares under "Shares Tendered at Price Determined by Stockholder".

By checking the box under "Shares Tendered at Price Determined by Dutch Auction" you agree to accept the Purchase Price that results from the Dutch Auction tender process, which may be as low as $34.00 or as high as $39.00 per Share. By checking a box under "Shares Tendered at Price Determined by Stockholder," you acknowledge that doing so could result in none of the Shares being purchased if the Purchase Price for the Shares is less than the price you check.

     Only one box may be checked. If more than one box is checked or if no box is checked, there is no valid tender of Shares. A stockholder wishing to tender portions of his or her Share holdings at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to tender each such portion of his or her Shares. The same Shares cannot be tendered (unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the Purchase Price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person so to act must be submitted.

     7. STOCK TRANSFER TAXES. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

     8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by such stockholder at the Book-Entry Transfer Facility from which such transfer was made.

     9. ODD LOTS. As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the Purchase Price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially an aggregate of fewer than 100 Shares (including Shares held in the Reinvestment
Plan) as of the close of business on September 3, 1997 who validly and unconditionally tendered all such Shares at or below the Purchase Price. Partial tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal and the Notice of Guaranteed Delivery, if any, is completed.

     10. SUBSTITUTE FORM W-9 AND FORM W-8. The tendering stockholder is required to provide the Depositary with either a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or a properly completed Form W-8. Failure to provide the information on either Substitute Form W-9 or Form W-8 may subject the tendering stockholder to 31% federal income tax backup withholding on the payment of the Purchase Price. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the Purchase Price thereafter until a TIN is provided to the Depositary.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal or other tender offer materials may be directed to the Information Agent or the Dealer Manager and such copies will be furnished promptly at the Company's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

     12. IRREGULARITIES. All questions as to the Purchase Price, the form of documents and the validity, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by the Company, in its sole discretion, and its determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and the Company's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. None of the Company, the Dealer Manager, the Depositary, the Information Agent or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

     13. REINVESTMENT PLAN. If a tendering stockholder desires to have tendered pursuant to the Offer Shares which such stockholder has accumulated through September 3, 1997 under the Reinvestment Plan, the box captioned "Dividend Reinvestment Plan Shares" should be completed. A participant in the Reinvestment Plan may complete such box on only one Letter of Transmittal submitted by such participant. If a participant submits more than one Letter of Transmittal and completes such box on more than one Letter of Transmittal, the participant will be deemed to have elected to tender all Shares which such participant has accumulated under the Reinvestment Plan through September 3, 1997 at the lowest of the prices specified in such Letters of Transmittal. Upon receipt of the instructions included in such box, the Depositary will notify the Reinvestment Plan agent (the "Reinvestment Plan Agent") of such instructions. The Reinvestment Plan Agent will then accumulate all such instructions from tendering stockholders and will tender the aggregate number of Shares which it has been instructed to tender at the respective prices specified in such instructions. Upon receipt of payment for Shares tendered on behalf of a participant in the Reinvestment Plan the Reinvestment Plan Agent will distribute to such participant the amount received by the Reinvestment Plan Agent in respect of such Shares.

     On September 3, 1997, the Company declared a dividend of $.19 per Share payable on October 6, 1997, to stockholders of record on September 19, 1997. The dividend will be paid to such stockholders of record regardless of whether or when they tender their Shares pursuant to the Offer. Even if all of the Shares accumulated under the Reinvestment Plan by a participant through September 3, 1997 are purchased by the Company pursuant to the Offer, such participant's account will be credited with any shares attributable to the October 6, 1997 dividend of $.19 per Share, and the stockholder's participation in the Reinvestment Plan will not be terminated. Soon after the Expiration Date and the payment for any Shares the Company accepts pursuant to the Offer, however, the Depositary will contact all stockholders who tendered and sold Shares out of their Reinvestment Plan accounts and inform them of their then current shareholdings (resulting from the October 6, 1997 dividend), and offer such stockholders an opportunity to liquidate that shareholding in their Reinvestment Plan accounts simply by contacting the Depositary.

     If a stockholder authorizes a tender of his or her Shares held in the Reinvestment Plan, all such Shares held in such stockholder's Reinvestment Plan account(s), including fractional Shares, will be tendered, unless otherwise specified in the appropriate space in the box captioned "Dividend Reinvestment Plan Shares."

     In the event that the box captioned "Dividend Reinvestment Plan Shares" is not completed, no Shares held in the tendering stockholder's Reinvestment Plan account will be tendered.

     PARTICIPANTS IN THE STOCK PURCHASE AND SAVINGS PLAN MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF THE SHARES ATTRIBUTABLE TO THE PARTICIPANT'S ACCOUNT BUT MUST USE THE "DIRECTION FORM" SENT TO THEM BY THE TRUSTEE OF THE PLAN. PARTICIPANTS IN THE STOCK PURCHASE AND SAVINGS PLAN ARE URGED TO READ THE SEPARATE "TENDER INSTRUCTION FORMS" AND RELATED MATERIALS CAREFULLY.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with either such stockholder's correct TIN on Substitute Form W-9 below or a properly completed Form W-8. If such stockholder is an individual, the TIN is his or her social security number. For businesses and other entities, the number is the employer identification number. If the Depositary is not provided with the correct TIN on Substitute Form W-9 or a properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. The Form W-8 can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

     To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct and that (a) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

             PAYER'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

-----------------------------------------------------------------------------------------------
SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
 FORM W-9                           CERTIFY BY SIGNING AND DATING BELOW.
                                    -----------------------------------------------------------


SUBSTITUTE
 FORM W-9                            TIN -----------------------------------
                                            Social Security Number or
                                          Employer Identification Number
                                    -----------------------------------------------------------

                                    Name (Please Print)
 DEPARTMENT OF THE TREASURY         ----------------------------------------------------------        PART 2
 INTERNAL REVENUE SERVICE           Address
                                    ----------------------------------------------------------       Awaiting
                                    --------------------
                                                                                                     TIN  [ ]
                                    City                               State                               Zip
                                    Code
                                    -------------------------------------------------------------------------------

                                    PART 3 -- Certification -- Under the Penalties of Perjury, I certify that
                                    (1) the number shown on this form is my correct taxpayer identification number
                                    (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future),
                                    (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or
 PAYER'S REQUEST FOR                    the IRS has notified me that I am no longer subject to backup withholding
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
 AND CERTIFICATION                      and
                                    (3) all other information provided on this form is true, correct and complete.
                                    Signature -------------------------------------------                     Date
                                    ----------------------
                                    You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.

Signature
------------------------------------------------------                      Date
------------------------ , 1997

                             The Information Agent:

                               MORROW & CO., INC.

                          909 Third Avenue, 20th Floor
                            New York, New York 10022

                       BANKS AND BROKERS CALL TOLL FREE:

                                 (800) 662-5200

                           ALL OTHERS CALL TOLL FREE:

                                 (800) 566-9061

                              The Dealer Manager:
                           MORGAN STANLEY DEAN WITTER
                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                         (212) 761-5722 (call collect)

                        GUIDELINES FOR CERTIFICATION OF
             TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE.

PURPOSE OF FORM.-- A person who is required to file an information return with the IRS must obtain your correct TIN to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. Use Form W-9 to furnish your correct TIN to the requester (the person asking you to furnish your TIN) and, when applicable, (1) to certify that the TIN you are furnishing is correct (or that you are waiting for a number to be issued), (2) to certify that you are not subject to backup withholding, and (3) to claim exemption from backup withholding if you are an exempt payee. Furnishing your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

NOTE: If a requester gives you a form other than a W-9 to request your TIN, you must use the requester's form.

HOW TO OBTAIN A TIN.-- If you do not have a TIN, apply for one immediately. To apply, get FORM SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or FORM SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

  To complete Form W-9 if you do not have a TIN, write "Applied for" in the space for the TIN in Part I (or check box 2 of Substitute Form W-9), sign and date the form, and give it to the requester. Generally, you must obtain a TIN and furnish it to the requester by the time of payment. If the requester does not receive your TIN by the time of payment, backup withholding, if applicable, will begin and continue until you furnish your TIN to the requester.

NOTE: Writing "Applied for" (or checking box 2 of the Substitute Form W-9) on the form means that you have already applied for a TIN OR that you intend to apply for one in the near future.

  As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

WHAT IS BACKUP WITHHOLDING?-- Persons making certain payments to you are required to withhold and pay to the IRS 31% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee compensation, and certain payments from fishing boat operators, but do not include real estate transactions.

  If you give the requester your correct TIN, make the appropriate certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

  1. You do not furnish your TIN to the requester, or

  2. The IRS notifies the requester that you furnished an incorrect TIN, or

  3. You are notified by the IRS that you are subject to backup withholding because you failed to report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  4. You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only), or

  5. You do not certify your TIN. This applies only to reportable interest, dividend, broker, or barter exchange accounts opened after 1983, or broker accounts considered inactive in 1983.

  Except as explained in 5 above, other reportable payments are subject to backup withholding only if 1 or 2 above applies. Certain payees and payments are exempt from backup withholding and information reporting. See PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING, below, and Exempt PAYEES AND PAYMENTS under Specific Instructions, below, if you are an exempt payee.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.-- The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item
(9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items
(2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

  (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List. (15) A trust exempt from tax under section 664 or described in section 4947.

  Payments of dividends and patronage dividends generally not subject to backup withholding include the following:

- Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

- Payments of patronage dividends not paid in money.

- Payments made by certain foreign organizations.

  Payments of Interest generally not subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals.

NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct TIN to the payer.

-Payments of tax-exempt interest (including exempt-interest dividends under section 852).

- Payments described in section 6049(b)(5) to nonresident aliens.

- Payments on tax-free covenant bonds under section 1451.

- Payments made by certain foreign organizations.

- Mortgage interest paid to you.

  Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Form W-9                                                                  Page 2
--------------------------------------------------------------------------------

PENALTIES

FAILURE TO FURNISH TIN.-- If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.-- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION.-- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS.-- If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.

SPECIFIC INSTRUCTIONS

NAME.-- If you are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your first name, the last name shown on your social security card, and your new last name.

  If you are a sole proprietor, you must furnish your individual name and either your SSN or EIN. You may also enter your business name or "doing business as" name on the business name line. Enter your name(s) as shown on your social security card and/or as it was used to apply for your EIN on Form SS-4.

SIGNING THE CERTIFICATION.

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You are required to furnish your correct TIN, but you are not required to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You are required to furnish your correct TIN, but you are not required to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, OR IRA CONTRIBUTIONS. You are required to furnish your correct TIN, but you are not required to sign the certification.

  6. EXEMPT PAYEES AND PAYMENTS. If you are exempt from backup withholding, you should complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part I, write "EXEMPT" in the block in Part II, and sign and date the form. If you are a nonresident alien or foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.

  7. TIN "APPLIED FOR". Follow the instructions under How To Obtain a TIN, on page 1, and sign and date this form.

SIGNATURE.-- For a joint account, only the person whose TIN is shown in Part I should sign.

PRIVACY ACT NOTICE.-- Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           GIVE NAME AND SSN OF:
------------------------------------------------------------------
 1. Individual                      The individual
 2. Two or more individuals         The actual owner of the account
(joint account)                     or, if combined funds, the first
                                    individual on the account.(1)
 3. Custodian account of a minor    The minor(2)
    (Uniform Gift to Minors Act)
 4. a. The usual revocable          The grantor-trustee(1)
       savings trust (grantor is
       also trustee)
    b. So-called trust account      The actual owner(1)
       that is not a legal or
       valid trust under state
       law
 5. Sole proprietorship             The owner(3)
------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:           GIVE NAME AND EIN OF:
------------------------------------------------------------------
 6. Sole proprietorship             The owner(3)
 7. A valid trust, estate, or       Legal entity(4)
    pension trust
 8. Corporate                       The corporation
 9. Association, club,              The organization
    religious, charitable,
    educational, or other
    tax-exempt organization
10. Partnership                     The partnership
11. A broker or registered          The broker or nominee
    nominee
12. Account with the Department     The public entity
    of Agriculture in the name
    of a public entity (such as
    a state or local government,
    school district, or prison)
    that receives agricultural
    program payments
------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's SSN.

(3) Show your individual name. You may also enter your business name. You may use your SSN or EIN.

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.